UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 9, 2016

TPI Composites, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-37839	20-1590775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8501 N. Scottsdale Rd. Suite 100, Scottsdale, Arizona 85253
(Address of Principal Executive Offices) (Zip Code)

480-305-8910
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2016, TPI Composites, Inc. (the Company) issued a press release announcing its unaudited financial results for the three and nine months ended September 30, 2016. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein. The Company also posted a presentation to its website at www.tpicomposites.com under the tab “Investor Relations” providing information regarding its results of operations and financial condition for the three and nine months ended September 30, 2016. The information contained in the presentation is incorporated by reference herein. The presentation is being furnished herewith as Exhibit 99.2 to this current report on Form 8-K. The Company’s website and the information contained therein is not part of this disclosure.

The information in Items 2.02 and 7.01 of this current report on Form 8-K (including Exhibits 99.1 and 99.3) are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 and 7.01 of this current report on Form 8-K (including Exhibits 99.1 and 99.3) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 of this current report on Form 8-K is incorporated by reference as if fully set forth herein.

On November 9, 2016, the Company issued a press release announcing it had signed an additional supply agreement with Nordex SE to produce wind blades at the Company’s newly-constructed factory in Izmir, Turkey. A copy of the Company’s press release is furnished herewith as Exhibit 99.3 to this current report on Form 8-K and is incorporated by reference herein.

The information in Exhibit 99.3 of this current report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this current report on Form 8-K (including Exhibit 99.3) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 – Press Release dated November 9, 2016

99.2 – Presentation dated November 9, 2016

99.3 – Press Release dated November 9, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: November 9, 2016	By:	William E. Siwek
William E. Siwek
Chief Financial Officer